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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2008 to October 31, 2009

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

October 31, 2009

Classes A, C, I and W

Global Fund-of-Funds

■ ING Global Target Payment Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

President's Letter	1

Market Perspective	2

Portfolio Manager's Report	4

Shareholder Expense Examples	7

Report of Independent Registered Public Accounting Firm	8

Statement of Assets and Liabilities	9

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	14

Portfolio of Investments	22

Tax Information	24

Director and Officer Information	25

Additional Information	29

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund's website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund's website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT'S LETTER

Dear Shareholder,

October witnessed events reminiscent of times past for investors and baseball fans alike. The New York Yankees returned to the World Series after a six-year hiatus, and double-digit unemployment returned to the United States after a 26-year break. New Yorkers may have regarded the Yankees' championship as a restoration of order to the world, but investors found little relief as unemployment rose to 10.2%.(1) Nevertheless, the economy did not collapse and the markets did not melt down. Although higher unemployment is not good news, most recognize that it represents a lagging effect of the recession, and as such is likely to persist even after the economy has swung into recovery.

On the other hand, fund investors seem still to be focusing more on safety than appreciation potential. Year-to-date, investors have moved large amounts out of money market funds. They have been adding significantly to bond funds, but disinvesting from stock funds.(2)

Volatile equity markets over the past year and a half have led many investors to seek refuge in fixed income investments, a move that may have made sense when the highest priority was to avoid losses. Despite October's news, it seems like a good time to start thinking longer term again; this may be an opportunity for investors to rethink their balance between potential risk and potential return.

Of course, only you and your financial advisor can determine what is best for your particular situation, so we encourage you to discuss these points thoroughly with your advisor before taking any action in your portfolio.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
November 6, 2009

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)  Source: The Employment Situation — October 2009, Bureau of Labor Statistics, U.S. Department of Labor.

(2)  Source: Investment Company Institute, Trends in Mutual Fund Investing, October 2009, http://www.ici.org/research/stats/trends/ci.trends_10_09.com

MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2009

Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), returned 18.5% in the second half of the fiscal year and 11.6% for the entire fiscal year ended October 31, 2009. (The MSCI World® Index returned 18.42% for the fiscal year ended October 31, 2009, measured in U.S. dollars.) By the end of September equities had rallied 54% from the March 9th low point, but in increasingly nervous conditions pulled back in October. In currencies, the dollar, perhaps the new funding currency for carry trades because of very low dollar interest rates, resumed a weakening trend, falling 10.7% against the euro in the second half of the fiscal year, 10.9% against the pound and 6.1% against the yen. For the entire fiscal year, dollar losses were 11.8%, 0.3% and 7.4% against the euro, pound and yen, respectively.

From its earliest days in mid-March, the resurgence of risky asset classes like equities encountered skeptics. It was based they said, not on good economic news but news that was merely less awful. Banks' new-found earnings relied on extraordinarily low interest rates to depositors and "special" items. The U.S. government's willingness to incur $1.75 trillion in additional debt to bail out banks, insurers, auto companies and people who bought housing beyond their means, while the Federal Reserve printed money to buy the debt and keep interest rates down, would have its day of inflationary reckoning.

But the believers would have none of it. Conditions don't go from bad to good in one step, they said. The news has to get less bad first. The richest harvest must start with a few green shoots in an empty field. We heard about "green shoots" all spring.

However described, the news on which markets advanced was on balance improving, albeit weakly and erratically.

In housing, the Standard & Poor's ("S&P")/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities sank a record 19% year-over-year in January. But from there the declines moderated to 11.3% in the most recent report. The housing market became heavily influenced by an $8,000 government tax credit to first-time home buyers. But it would expire on November 30, 2009*, and while existing home sales were still surging as our fiscal year ended, new homes sales fell after three months of gain.

After a decline in first quarter gross domestic product ("GDP") of 5.5% annualized, the contraction for the second quarter was just 0.7% annualized and after four straight falls, the first estimate of third quarter GDP growth was 3.5%.

A "Cash-for-Clunkers" program under which the U.S. government offered to subsidize the trade in of old vehicles for newer, more efficient models was vigorously taken up. Retail sales and industrial production were boosted. Auto companies re-opened production lines.

But so much of the outlook depended on jobs. The September employment report showed payroll cuts at little more than one third of the January level. But cuts spiked up again in the October report and the unemployment rate rose to a 26-year high 9.8% as of September 30, 2009. The average work week matched the lowest since records began in 1964. Wage growth remained insipid. Increasingly commentators asked what kind of real recovery could take place under these conditions and as the various government support programs expired.

In fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.61% for the second half of the fiscal year and 13.62% for the entire fiscal year. But within this figure the Barclays Capital U.S. Treasury Index(4) only gained 0.81% in the second half of the fiscal year and 6.33% for the entire fiscal year, as greater risk appetite was reinforced by concerns about massive government borrowing. Corporate investment grade bonds performed much better and high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(5), did best of all: up 27.72% in the second half of the fiscal year and 48.66% for the entire fiscal year.

U.S. equities, represented by the S&P 500® Composite Stock Price ("S&P 500®") Index(6) including dividends, returned 20.0% in the second half of the fiscal year and 9.8% for the entire fiscal year, led by financials and technology. Profits for S&P 500® companies suffered their eighth straight quarter of decline in the second quarter and by the end of September the price to earnings ("P/E") ratio of the S&P 500® Index, based on operating earnings in the trailing four quarters, was the highest since the first half of 2002. Volatility picked up in October and when on October 30th it was announced that consumer spending had fallen with incomes flat, the market dropped more than 2%, leading to a monthly fall for the first month in eight.

In international markets, referring to MSCI indices in local currencies with net reinvested dividends, the MSCI

MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2009

Japan® Index(7) rose 7.2% in the second half of the fiscal year and 4.7% for the entire fiscal year, but weakened in the last two months. A rise in GDP of 2.3% annualized was due to net exports and government stimulus. Domestic demand was still in the doldrums and deflation had again taken hold at record levels. The MSCI Europe ex UK® Index(8) advanced 19.2% in the second half of the fiscal year and 11.8% for the entire fiscal year. After a drop in GDP of 2.5% in the first quarter, second quarter GDP barely fell and actually rose in France and Germany. Prices continued to fall slightly, and unemployment edged up to 9.6%. Banks were still not lending however: M3** growth reached a record low in September. Yet confidence measures, from investor to business to consumer, continued to advance. The MSCI UK® Index(9) rose 21.3% in the second half of the fiscal year and 20.9% for the entire fiscal year. GDP fell for the sixth consecutive quarter and stood 5.9% below the level one year earlier. Yet house prices were by all accounts edging back up again. Purchasing managers' indices were in or near expansion territory. And in September, consumer confidence rose by the most since 1995.

*  On November 5, 2009, Congress approved extending the deadline to April 30, 2010.

**  M3 refers to the broadest measure of the available money supply.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(6)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(8)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(9)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL TARGET PAYMENT FUND

PORTFOLIO MANAGERS' REPORT

ING Global Target Payment Fund's (the "Fund") primary investment objective is to meet its managed payment policy ("MPP")* while seeking to preserve investors' capital over the long term. The Fund's secondary investment objective is to seek the potential for long-term capital appreciation. The Fund invests in a combination of other ING Funds ("Underlying Funds") according to target allocations. The Fund is managed by Paul Zemsky, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser**.

Risks specific to MPP: The Fund's MPP is designed to make consistent payments once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund's scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund's performance over the previous three years. Accordingly, the dollar amount of the Fund's monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund's investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down substantially from one year to the next and over time, depending on the timing of your investments in the Fund. Any redemptions you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.

Performance: For the year ended October 31, 2009, the Fund's Class A shares, excluding sales charges, provided a total return of 16.92%, including a return of capital of $0.12 per share, compared to the Dow Jones Moderate Index — Global Series(3) and the Composite Index(4) which returned 19.90% and 22.17%, respectively, for the same period. During the year ended October 31, 2009, the Fund made level monthly payments of $0.045 per share, which included a total return of capital of $0.12 per share for the year. Through its investment strategies, the Fund was able to achieve its investment objectives of meeting its managed payment policy while seeking to preserve investors' capital over the long-term and the potential for long-term capital appreciation.

A portion of the monthly distribution payments made by the Fund may constitute a return of capital. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of the year-to-date distributions through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the Fund's tax year end of December 31, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any.

Portfolio Specifics: The Fund underperformed its benchmark for the period partly because of the Underlying Funds' underperformance relative to their respective benchmarks. The call writing strategy dragged down overall performance as well. However, tactical asset allocation decisions, effected by deviating from target allocations to the Underlying Funds, benefited Fund performance.

In the fixed income portion of the Fund, ING Global Bond Fund outperformed its benchmark through active currency management and opportunistic allocations to investment grade credit, high yield and emerging market debt. ING Intermediate Bond Fund underperformed its benchmark but experienced a dramatic turnaround in performance over the last two quarters of the period as allocations to investment grade credit and non-agency, residential mortgage-backed securities ("RMBS") boosted performance.

In the equity portion of the Fund, ING Tactical Asset Allocation Fund ("TAAF") underperformed its benchmark. Both asset allocation and country selection detracted from results for this large-cap fund, but TAAF benefited from its exposure to valuation and macro factors. ING MidCap Opportunities Fund outperformed the Standard & Poor's ("S&P") MidCap 400 Index due to strong asset allocation within financials and information technology. ING Small Company Fund outperformed the S&P Small Cap 600 Index due to strong stock selection in financials.

The bulk of the underperformance in ING Global Equity Dividend Fund was attributable to its underweight and exposure to financials. The dividend paying financials that were less distressed compared to their peers underperformed their sector as troubled companies had a brighter rally in light of the rescue plans and of the recovery.

ING Emerging Countries Fund lagged its benchmark because of a conservative sector allocation and significant cash balance after emerging markets rebounded sharply in early March and because of stock selection, which on balance detracted from results for the reporting period. ING Index Plus International Equity Fund underperformed its benchmark. Security selection was positive in Europe and Asia, while sector allocation was slightly negative. ING Disciplined International Small Cap Fund closed during the period.

ING Global Real Estate Fund underperformed its benchmark over the 12-month period as stock selection and country allocation decisions, primarily in the Asia-Pacific region, trailed the strong performance of its benchmark. ING Alternative Beta Fund underperformed its benchmark, due to its defensive risk profile with a large cash allocation. Alternative Beta was introduced into the Global Target Payment Portfolio in 2009.

The Fund generates premiums and seeks gains by writing (selling) call options on various equity indices, including the S&P 500® Composite Stock Price Index, the S&P MidCap 400 Index, the Russell 2000® Index and the MSCI Europe, Australasia and Far East® ("MSCI EAFE") Index. In the first few months of the period, the majority of the options expired out of the money, thereby adding to the Fund's performance. However, as the markets recovered, and performance in the equity markets moved into positive territory, most of the options expired in the money, detracting from Fund performance in the latter part of the period. For the total reporting period, options were a drag on performance.

Current Strategy and Outlook: The Fund remains overweight to global bonds and underweight to domestic bonds. The Fund also has an overweight to emerging markets equity funded by an underweight in international equities. The Fund's current approximate target investment allocations among the Underlying Funds are set out in the table. As these are target allocations, the actual allocations of the Fund's assets may deviate from the percentages shown. Assets are allocated among the Underlying Funds and markets based on judgments made by ING Investment Management Co. The performance of the Fund reflects the performance of the Underlying Funds in which it invests and the weightings of the Fund's assets in each Underlying Fund. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other asset classes. For example, the Fund may be underweighted in assets or a market that is experiencing significant gains or overweighted in assets or a market with significant declines.

Target Allocations
as of October 31, 2009
(as a percent of net assets)

Large Cap Domestic	16%
Mid Cap Domestic	5%
Small Cap Domestic	5%
Developed Markets	25%
Emerging Markets	10%
Real Estate	5%
Fixed Income	29%
Alternatives	5%

Portfolio holdings are subject to change daily.

*  Please see the Fund's "Additional Discussion" section regarding the MPP on page 30.

**  Effective November 13, 2009, Stéphane Arvanitis and Heather Hackett are added as portfolio managers to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGER'S REPORT

ING GLOBAL TARGET PAYMENT FUND

Average Annual Total Returns for the Periods Ended October 31, 2009
	1 Year	Since Inception of Classes A, I, and W July 1, 2008	Since Inception of Class C August 29, 2008
Including Sales Charge:
Class A(1)	10.15%	(11.92)%	—
Class C(2)	14.99%	—	(8.08)%
Class I	17.15%	(7.64)%	—
Class W	17.33%	(7.72)%	—
Excluding Sales Charge:
Class A	16.92%	(7.93)%	—
Class C	15.99%	—	(8.08)%
Class I	17.15%	(7.64)%	—
Class W	17.33%	(7.72)%	—
Dow Jones Moderate Index — Global Series(3)	19.90%	(4.19)%	(4.11	)%(5)
Composite Index(4)	22.17%	(3.95)%	(2.30	)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Target Payment Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class C deferred sales charge of 1% for the 1 Year return.

(3) The Dow Jones Moderate Index — Global Series is an unmanaged index that represents a multi-asset portfolio consisting of three Composite Major Asset Classes ("CMACs"): global equities, bonds, and cash. Each CMAC represents a basket of Dow Jones portfolio indexes. For the Dow Jones Global Moderate Index, the CMACs are allocated in proportions, allowing the portfolio to maintain the overall risk level equal to 60% of the downside risk of the equity CMAC. The Dow Jones Global Moderate Index is rebalanced on a monthly basis.

(4) The Composite Index is comprised of the asset class indices that correspond with the particular asset classes in which the Fund invests and their benchmark weightings. See page 6 for additional information.

(5) Since Inception performance for the indices is shown from September 1, 2008.

ING GLOBAL TARGET PAYMENT FUND

ADDITIONAL INFORMATION

The Fund seeks to obtain its investment objective by investing in a combination of Underlying Funds according to its target allocations. The Fund is managed by ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Sub-Adviser uses the ING Global Target Payment Fund Composite Index ("Composite Index") as a benchmark to which it compares the performance of the Fund. The Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

	Standard & Poor's 500® Composite Stock Price Index(1)	Standard & Poor's MidCap 400 Index(2)	Standard & Poor's SmallCap 600 Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East® Index(4)	Morgan Stanley Capital International Europe, Australasia and Far East® Small Cap Index(5)	Morgan Stanley Capital International Emerging Markets IndexSM(6)	Standard & Poor's/ Citigroup Developed Property Index(7)	Barclays Capital U.S. Aggregate Bond Index(8)	HFRX Global Hedge Fund(9)
ING Global Index	Target Payment Fund Composite 16%	5%	5%	22%	4%	9%	5%	29%	5%

(1)  The Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index") is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)  The Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index") is an unmanaged market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation.

(3)  The Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index") is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

(4)  The Morgan Stanley Capital International Europe, Australasia and Far East® Index ("MSCI EAFE® Index") is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5)  The Morgan Stanley Capital International Europe, Australasia and Far East® Small Cap Index ("MSCI EAFE® Small Cap Index") is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

(6)  The Morgan Stanley Capital International Emerging Markets IndexSM ("MSCI EM IndexSM") is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(7)  The Standard & Poor's/Citigroup World Property Index is an unmanaged market-weighted total return index, which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(8)  The Barclays Capital U.S. Aggregate Bond Index ("BCAB Index") is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed, asset backed and corporate debt securities.

(9)  The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event drive, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.

The following table illustrates the asset allocations of the Fund to the underlying asset class target allocations as of October 31, 2009.

Underlying Asset Allocation Targets(10)	ING Global Target Payment Fund
Equity Stock	66%
Fixed-Income Investments	29%
Alternative Strategies	5%
Cash Equivalents	0%

(10)  Fund's current approximate target allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of the Fund's assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

All indices are unmanaged.
An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009. The Fund's expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Global Target Payment Fund	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio(1)	Expenses Paid During the Period Ended October 31, 2009*	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio(1)	Expenses Paid During the Period Ended October 31, 2009*
Class A	$1,000.00	$1,209.30	0.49%	$2.73	$1,000.00	$1,022.74	0.49%	$2.50
Class C	1,000.00	1,205.60	1.24	6.89	1,000.00	1,018.95	1.24	6.31
Class I	1,000.00	1,211.10	0.24	1.34	1,000.00	1,024.00	0.24	1.22
Class W	1,000.00	1,211.40	0.24	1.34	1,000.00	1,024.00	0.24	1.22

*  Expenses are equal to the Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)  The annualized expense ratios do not include expenses of Underlying Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Global Target Payment Fund, a series of ING Series Fund, Inc., as of October 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from July 1, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the transfer agent and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Global Target Payment Fund as of October 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2009

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009

ASSETS:
Investments in affiliated underlying funds*	$31,273,482
Cash	224,602
Receivables:
Fund shares sold	176,161
Dividends and interest	44,566
Prepaid expenses	15,075
Reimbursement due from manager	24,809
Total assets	31,758,695
LIABILITIES:
Payable for investment securities purchased	42,315
Payable for fund shares redeemed	133,193
Income distribution payable	127,218
Payable to affiliates	12,123
Payable for directors fees	1,152
Other accrued expenses and liabilities	58,389
Written options^	28,501
Total liabilities	402,891
NET ASSETS	$31,355,804
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$36,250,734
Distributions in excess of net investment income	(209,384)
Accumulated net realized loss on investments and written options	(4,145,362)
Net unrealized depreciation on investments and written options	(540,184)
NET ASSETS	$31,355,804
* Cost of investments in affiliated underlying funds	$31,902,571
^ Premiums received on written options	$117,406

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009 (CONTINUED)

Class A:
Net assets	$29,210,564
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	3,596,142
Net asset value and redemption price per share	$8.12
Maximum offering price per share (5.75%)(1)	$8.62
Class C:
Net assets	$1,031,616
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	123,093
Net asset value and redemption price per share(2)	$8.38
Maximum offering price per share	$8.38
Class I:
Net assets	$2,437
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	300
Net asset value and redemption price per share	$8.12
Maximum offering price per share	$8.12
Class W:
Net assets	$1,111,187
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	137,030
Net asset value and redemption price per share	$8.11
Maximum offering price per share	$8.11

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$915,165
Interest	136
Total investment income	915,301
EXPENSES:
Investment management fees	20,988
Distribution and service fees:
Class A	61,390
Class C	6,382
Transfer agent fees	4,957
Administrative service fees	26,234
Shareholder reporting expense	62,640
Registration fees	48,793
Professional fees	60,267
Custody and accounting expense	1,210
Directors fees	2,521
Offering expense	107,143
Miscellaneous expense	6,599
Total expenses	409,124
Net waived and reimbursed fees	(277,831)
Net expenses	131,293
Net investment income	784,008
REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS AND WRITTEN OPTIONS
Net realized gain (loss) on:
Sale of affiliated underlying funds	(3,292,813)
Capital gain distributions from affiliated underlying funds	276,700
Written options	(165,313)
Net realized loss on affiliated underlying funds and written options	(3,181,426)
Net change in unrealized appreciation or depreciation on:
Affiliated underlying funds	7,031,865
Written options	(157,980)
Net change in unrealized appreciation or depreciation on affiliated underlying funds and written options	6,873,885
Net realized and unrealized gain on affiliated underlying funds and written options	3,692,459
Increase in net assets resulting from operations	$4,476,467

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	July 1, 2008(1)
	October 31,	to October 31,
	2009	2008
FROM OPERATIONS:
Net investment income	$784,008	$154,864
Net realized loss on affiliated underlying funds and written options	(3,181,426)	(10,837)
Net change in unrealized appreciation or depreciation on affiliated underlying funds and written options	6,873,885	(7,414,069)
Increase (decrease) in net assets resulting from operations	4,476,467	(7,270,042)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(758,555)	(577,616)
Class C	(10,482)	(4,191)
Class I	(76)	(63)
Class W	(36,589)	(26,822)
Net realized gains:
Class A	(686,878)	—
Class C	(18,834)	—
Class I	(61)	—
Class W	(28,370)	—
Return of capital:
Class A	(408,172)	—
Class C	(11,192)	—
Class I	(36)	—
Class W	(16,859)	—
Total distributions	(1,976,104)	(608,692)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,202,226	33,427,388
Reinvestment of distributions	451,842	323,429
	6,654,068	33,750,817
Cost of shares redeemed	(2,499,510)	(1,171,200)
Net increase in net assets resulting from capital share transactions	4,154,558	32,579,617
Net increase in net assets	6,654,921	24,700,883
NET ASSETS:
Beginning of period	24,700,883	—
End of period	$31,355,804	$24,700,883
Distributions in excess of net investment income at end of period	$(209,384)	$(453,828)

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)	($)	($)
Class A
10-31-09	7.49	0.22	•	0.96	1.18	0.23	0.20	0.12
07-01-08(5)-10-31-08	10.00	0.06		(2.37)	(2.31)	0.20	—	—
Class C
10-31-09	7.69	0.14	•	1.02	1.16	0.15	0.20	0.12
08-29-08(5)-10-31-08	9.95	0.02		(2.19)	(2.17)	0.09	—	—
Class I
10-31-09	7.50	0.24	•	0.95	1.19	0.25	0.20	0.12
07-01-08(5)-10-31-08	10.00	0.06		(2.35)	(2.29)	0.21	—	—
Class W
10-31-09	7.48	0.25	•	0.95	1.20	0.25	0.20	0.12
07-01-08(5)-10-31-08	10.00	0.07		(2.38)	(2.31)	0.21	—	—

				Ratios to average net assets				Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses, net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover

Year or period ended	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class A
10-31-09	0.55	8.12	16.92	1.55	0.49	0.49	3.00	29,211	40
07-01-08(5)-10-31-08	0.20	7.49	(23.39)	1.37	0.47	0.47	1.73	23,218	7
Class C
10-31-09	0.47	8.38	15.99	2.30	1.24	1.24	1.87	1,032	40
08-29-08(5)-10-31-08	0.09	7.69	(21.89)	2.12	1.22	1.22	2.17	385	7
Class I
10-31-09	0.57	8.12	17.15	1.30	0.24	0.24	3.31	2	40
07-01-08(5)-10-31-08	0.21	7.50	(23.22)	1.12	0.22	0.22	1.95	2	7
Class W
10-31-09	0.57	8.11	17.33	1.30	0.24	0.24	3.38	1,111	40
07-01-08(5)-10-31-08	0.21	7.48	(23.43)	1.12	0.22	0.22	2.18	1,096	7

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)  Expense ratios do not include expenses of Underlying Funds.

(5)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the "Company") was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company. There are fifteen separate active investment series, which comprise the Company. This report is for ING Global Target Payment Fund ("Global Target Payment" or the "Fund") which is a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund's portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Fund (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to the Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial, transaction-based, registration, other professional distribution and/or service fees, certain taxes, and offering costs) are charged directly to the Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value ("NAV").

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund's Board of Directors (the "Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's NAV

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates market value.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund's investments under these levels of classification is included following the Portfolio of Investments.

For the year ended October 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board ("FASB") issued additional guidance related to fair value measurements entitled, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Funds

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued new disclosure requirements related to derivatives entitled, "Disclosure about Derivative Instruments and Hedging Activities." Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. Enhanced disclosures regarding credit-risk-related contingent features of derivative instruments is also required. All changes to disclosures have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C.  Organization Expenses and Offering Costs. Costs incurred with the organization of the Fund are expensed as incurred. Costs incurred with the offering of the shares of the Fund are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

D.  Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

The Fund's managed payment policy ("Managed Payment Policy") is designed to make level payments once per month throughout each calendar year. Under the Managed Payment Policy, the dollar amount of the Fund's scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund's performance over the previous three years. Please see the "Additional Information" section for information regarding the Fund's Managed Payment Policy.

E.  Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the use of Derivative Instruments. The Fund's investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

H.  Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended October 31, 2009, the Fund has written options on equity indices to decrease exposure to equity risk. For the year-ended October 31, 2009, the total amount of all open written option contracts as presented following the Portfolio of Investments is indicative of the volume of this derivative type.

I.  Indemnifications. In the normal course of business, the Fund may enter into contracts that provide

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

certain indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended October 31, 2009, the cost of purchases and proceeds from the sales of the Underlying Funds were $13,472,564 and $10,561,905, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC ("ING Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement ("Management Agreement") between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee of 0.08%, based on the average daily net assets of the Fund.

ING Funds Services, LLC ("IFS") acts as an administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Funds Distributor, LLC ("IFD" or "Distributor") is the principal underwriter for the Fund. ING Investments has engaged ING Investment Management Co. ("ING IM" or the "Sub-Adviser"), a Connecticut corporation, to serve as the Sub-Adviser. The Distributor, IFS, ING IM and ING Investments are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank's core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep's Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan ("Restructuring Plan") was submitted to the European Commission ("EC"), which approved it on November 18, 2009. ING Groep expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep has represented that it will explore all options, including initial public offerings, sales or combinations thereof. ING Groep has also announced its intention to repurchase EUR 5 billion of Core Tier 1 securities in the fourth quarter of 2009, financed by a EUR 7.5 billion underwritten rights issue.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the "Plans"), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund's shares ("Distribution Fees"). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class C
0.25%	1.00%

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2009, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$40,518	N/A
Contingent Deferred Sales Charge	—	$1,577

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2009 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At October 31, 2009, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
$2,176	$2,720	$7,227	$12,123

At October 31, 2009, Reliastar Life Insurance Company, an indirect wholly-owned subsidiary of ING Groep, owned 64.93% of the Fund.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan ("Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2009, the Fund had the following payable included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Expenses	Amount
Postage	$29,931

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement ("Expense Limitation Agreement") with the Fund to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Class A(1)	Class C(1)	Class I(1)	Class W(1)
1.30%	2.05%	1.05%	1.05%

(1) These operating expense limits take into account operating expenses incurred at the Underlying Fund level.

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for the Fund.

As of October 31, 2009, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

			October 31,
2010	2011	2012	Total
$—	$79,942	$277,831	$357,773

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 90 days prior the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, were a party to an unsecured committed revolving line of credit agreement (the "Citibank Credit Agreement") with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds of the Citibank Credit Agreement were able to be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Fund to meet other emergency expenses as defined in the Citibank Credit Agreement. The Fund to which the Citibank Credit Agreement was available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

On November 11, 2008, the Board approved an extension of the Citibank Credit Agreement for an

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2009 (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

aggregate amount of $100,000,000. The Citibank Credit Agreement was extended for an additional thirty-day period, terminating on December 18, 2008. The Fund to which the extended Citibank line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. The Fund paid its pro rata share of the commitment fee.

On December 11, 2008, the Board approved an unsecured committed revolving line of credit agreement (the "BNYM Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000, effective December 18, 2008 for a 364-day period, terminating on December 16, 2009. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; and (2) finance the redemption of shares of an investor of a Fund to which a loan is made. The Fund to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the BNYM Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

For the year ended October 31, 2009, the Fund did not utilize either the Citibank or BNYM line of credit.

NOTE 10 — WRITTEN OPTIONS

Transactions in written options for the year ended October 31, 2009 were as follows:

	Number of Contracts	Premium
Balance at 10/31/08	40,653	$252,017
Options Written	516,300	1,897,892
Options Terminated in Closing Purchase Transactions	(319,210)	(1,174,020)
Options Expired	(195,944)	(858,483)
Balance at 10/31/09	41,799	$117,406

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
10-31-09	708,888	48,318	(259,346)	497,860	5,233,212	355,234	(1,917,574)	3,670,872
07-01-08(1) - 10-31-08	3,117,777	31,310	(50,805)	3,098,282	30,775,313	298,971	(415,011)	30,659,273
Class C
10-31-09	93,337	3,419	(23,755)	73,001	712,152	25,789	(191,864)	546,077
08-29-08(1) - 10-31-08	51,988	488	(2,384)	50,092	488,684	4,043	(19,232)	473,495
Class I
10-31-09	—	—	(1)	(1)	—	—	(8)	(8)
07-01-08(1) - 10-31-08	298	3	—	301	2,981	30	—	3,011
Class W
10-31-09	35,119	9,790	(54,302)	(9,393)	256,862	70,819	(390,064)	(62,383)
07-01-08(1) - 10-31-08	225,386	2,330	(81,293)	146,423	2,160,410	20,385	(736,957)	1,443,838

(1) Commencement of operations.

NOTE 12 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and their corresponding risks, see the Fund's most recent Prospectus and/or the Statement of Additional Information.

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds. Each of the Underlying Fund's shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2009 (CONTINUED)

NOTE 12 — CONCENTRATION OF RISKS (continued)

Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund or Underlying Funds' investments.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified at October 31, 2009(1):

Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains / (Losses)
$(47,182)	$266,138	$(218,956)

(1) Amounts are as of the Fund's tax year ended December 31, 2008.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition and amounts of dividends and distributions to shareholders as of the Fund's tax year-end of December 31, 2008 were as follows:

Ordinary Income	Long-Term Capital Gains
$888,763	$57,529

The Fund estimates that the tax composition of dividends and distributions to shareholders from January 1, 2009 to October 31, 2009 are as follows:

Ordinary Income	Return of Capital
$1,202,246	$436,258

The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the calendar year, and will be reported to shareholders at that time.

The tax-basis components of distributable earnings as of the Fund's tax year-end of December 31, 2008 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)
$570,585	$(9,164,580)

The Fund's major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund's initial tax year 2008.

As of October 31, 2009, no provisions for income tax would be required in the Fund's financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2009, the Fund declared dividends of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0450	December 1, 2009	November 27, 2009
Class C	0.0380	December 1, 2009	November 27, 2009
Class I	0.0470	December 1, 2009	November 27, 2009
Class W	0.0470	December 1, 2009	November 27, 2009

The Fund has evaluated events occurring after the balance sheet date (subsequent events) through December 22, 2009, the date the financial statements were available to be issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
ING GLOBAL TARGET PAYMENT FUND  AS OF OCTOBER 31, 2009

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 99.7%
143,858	ING Alternative Beta Fund - Class I		$1,566,617
168,631	ING Emerging Countries Fund - Class I		3,989,812
130,593	ING Global Bond Fund - Class I		1,593,238
165,964	ING Global Equity Dividend Fund - Class I		1,563,378
110,668	ING Global Real Estate Fund - Class I		1,578,127
751,384	ING Index Plus International Equity Fund - Class I		5,868,308
835,100	ING Intermediate Bond Fund - Class I		7,699,624
113,145	ING MidCap Opportunities Fund - Class I		1,551,219
141,000	ING Small Company Fund - Class I		1,525,615
579,885	ING Tactical Asset Allocation Fund - Class I		4,337,544
Total Investments in Affiliated Investment Companies ( Cost $31,902,571 )*		99.7%	$31,273,482
Other Assets and Liabilities - Net		0.3	82,322
Net Assets		100.0%	$31,355,804

*  Cost for federal income tax purposes is $33,393,115.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$685,355
Gross Unrealized Depreciation	(2,804,988)
Net Unrealized Depreciation	$(2,119,633)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$31,273,482	$—	$—	$31,273,482
Total Investments, at value	$31,273,482	$—	$—	$31,273,482
Liabilities Table
Other Financial Instruments+:
Written options	—	(28,501)	—	(28,501)
Total Liabilities	$—	$(28,501)	$—	$(28,501)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL TARGET PAYMENT FUND  AS OF OCTOBER 31, 2009 (CONTINUED)

ING Global Target Payment Fund Written Call Options open on October 31, 2009:

# of Contracts	Counterparty	Description	Expiration Date	Strike Price/Rate		Premiums Received	Value
38,700	Goldman Sachs	iShares MSCI EAFE Index Fund	11/23/09	56.46	USD	$54,625	$(15,410)
826	Goldman Sachs	Russell 2000 Index	11/23/09	605.11	USD	14,345	(1,904)
729	Goldman Sachs	S&P 400 Midcap Index	11/23/09	701.43	USD	13,039	(3,420)
1,544	Goldman Sachs	S&P 500 Index	11/23/09	1,081.40	USD	35,397	(7,767)
						$117,406	$(28,501)

Total Premiums Received:	$117,406
Total Liabilities for Call Options Written:	$28,501

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under ASC 815 Liability Derivatives	Location on Statement of Assets and Liabilities	Fair Value
Equity contracts	Written options	28,501
Total Liability Derivatives		$28,501

The effect of derivative instruments on the Fund's Statement of Operations for the year ended October 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Written Options
Equity contracts	$(165,313)
Total	$(165,313)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Written Options
Equity contracts	$(157,980)
Total	$(157,980)

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Character of distributions will be determined after Fund's tax year-end of December 31, 2009. Distributions paid during the year ended October 31, 2009 were as follows:

Fund Name	Per Share Amount
ING Global Target Payment Fund
Class A	$0.5500
Class C	$0.4680
Class I	$0.5740
Class W	$0.5740

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

A portion of the monthly distribution payments made by the Fund may constitute a return of capital. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of the year-to-date distributions through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the Fund's tax year end of December 31, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company, and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Complex(2) Overseen by Director	Other Directorships Held by Director
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	42	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 74	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	42	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	June 1991 - Present	President, Retirement Options, LLC (August 2009 - Present). Formerly President, Thompson Enterprises (September 2004 - September 2005).	42	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); Mass Mutual Premier Funds (December 2004 - Present); and MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	42	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation (April 1973 - March 2008)	42	None.

Martin Gavin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director	January 2009 - Present	President, Connecticut Children's Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children's Medical Center (January 2006 - May 2006).	42	None.

Directors who are "Interested Persons"

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)	181	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC,(7) ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)  Directors/Trustees serve until their successors are duly elected and qualified.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

(2)  For the purposes of this table (except for Mr. Mathews), "Fund Complex" means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)  "Interested person," as defined in the 1940 Act, by virtue of this Director's affiliation with any of the Funds, ING or any of ING's affiliates.

(5)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(6)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews(2) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(3) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(3) and ING Funds Services, LLC(4) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(3) and Directed Services LLC(5) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(3) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(3) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	Executive Vice President March 2006 - Present Chief Compliance Officer November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(3) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(4) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(4) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(3) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(4) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(4) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(4) (November 1995 - Present) and ING Investments, LLC(3) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(6) (August 1995 - Present); Vice President, ING Investments, LLC(3) and ING Funds Services, LLC(4) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(3) (October 2004 - Present).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(4) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(4) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(4) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC(4) (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC(4) (March 2005 - March 2008) and Tax Senior, ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(3)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(4)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(5)  Directed Services, LLC is the successor in interest to Directed Services, Inc.

(6)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

ADDITIONAL INFORMATION (Unaudited)

MANAGED PAYMENT POLICY

The Fund's Managed Payment Policy is designed to provide level monthly payments throughout each calendar year, with payments adjusted once a year each January based on the Fund's performance over the previous three years and the Sub-Adviser's assessment of the Fund's objectives and market conditions.

For the calendar year 2009, the Fund is making a level monthly payment of $0.045 per share for Class A, $0.038 per share for Class C, and $0.047 per share for Class I and Class W shares. The level monthly payment amount for calendar year 2009 is the product of: (i) the annual payment rate ("Annual Payment Rate") of 6.50% divided by 12; and (ii) the trailing average account value ("Trailing Average Account Value"). Therefore, investors holding 10,000 shares would generate a monthly payment of $450 from their holdings in Class A, $380 from their holdings in Class C, and $470 from their holdings in Class I or Class W shares of the Fund during 2009.

The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund's Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund's Sub-Adviser; and (ii) the Fund's performance over the previous three years.

Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: i) the Annual Payment Rate, which will be the same for the Fund's Class A, C, I and W shares; and ii) the Trailing Average Account Value, which will vary by share class for the Fund's Class A, C, I and W shares.

While the Fund's level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.

Please note that the Fund's Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund's current NAV per share or a fixed percentage of a shareholder's current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.

MONTHLY PAYMENTS & ADDITIONAL DISTRIBUTIONS

In each calendar year, the Fund's 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.

The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions ("Special Distributions") are not factored into the Fund's managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.

RETURN OF CAPITAL

Pursuant to the Fund's Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate the percentages of the year- to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund's payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund's shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund
ING Asia-Pacific Real Estate Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Funds

ING Global Bond Fund

Global and International Funds-of-Funds

ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund
ING Money Market Fund

*  An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. Please see SEC filings for more information on the funds participation in the U.S. Treasury Department's Temporary Guarantee Program for money market funds.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02109

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

  PRAR-AGTPALL  (1009-122209)

Annual Report

October 31, 2009

Classes A, B, C, I, and W

Global Fund

■	ING Alternative Beta Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

Go Paperless with E-Delivery!

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

October witnessed events reminiscent of times past for investors and baseball fans alike. The New York Yankees returned to the World Series after a six-year hiatus, and double-digit unemployment returned to the United States after a 26-year break. New Yorkers may have regarded the Yankees’ championship as a restoration of order to the world, but investors found little relief as unemployment rose to 10.2%.(1) Nevertheless, the economy did not collapse and the markets did not melt down. Although higher unemployment is not good news, most recognize that it represents a lagging effect of the recession, and as such is likely to persist even after the economy has swung into recovery.

On the other hand, fund investors seem still to be focusing more on safety than appreciation potential. Year-to-date, investors have moved large amounts out of money market funds. They have been adding significantly to bond funds, but disinvesting from stock funds.(2)

Volatile equity markets over the past year and a half have led many investors to seek refuge in fixed income investments, a move that may have made sense when the highest priority was to avoid losses. Despite October’s news, it seems like a good time to start thinking longer term again; this may be an opportunity for investors to rethink their balance between potential risk and potential return.

Of course, only you and your financial advisor can determine what is best for your particular situation, so we encourage you to discuss these points thoroughly with your advisor before taking any action in your portfolio.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

November 6, 2009

(1)	Source: The Employment Situation — October 2009, Bureau of Labor Statistics, U.S. Department of Labor.
(2)	Source: Investment Company Institute, Trends in Mutual Fund Investing, October 2009, http://www.ici.org/research/stats/trends/ci.trends_10_09.com.

1

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2009

Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), returned 18.5% in the second half of the fiscal year and 11.6% for the entire fiscal year ended October 31, 2009. (The MSCI World® Index returned 18.42% for the fiscal year ended October 31, 2009, measured in U.S. dollars.) By the end of September equities had rallied 54% from the March 9th low point, but in increasingly nervous conditions pulled back in October. In currencies, the dollar, perhaps the new funding currency for carry trades because of very low dollar interest rates, resumed a weakening trend, falling 10.7% against the euro in the second half of the fiscal year, 10.9% against the pound and 6.1% against the yen. For the entire fiscal year, dollar losses were 11.8%, 0.3% and 7.4% against the euro, pound and yen, respectively.

From its earliest days in mid-March, the resurgence of risky asset classes like equities encountered skeptics. It was based they said, not on good economic news but news that was merely less awful. Banks’ new-found earnings relied on extraordinarily low interest rates to depositors and “special” items. The U.S. government’s willingness to incur $1.75 trillion in additional debt to bail out banks, insurers, auto companies and people who bought housing beyond their means, while the Federal Reserve printed money to buy the debt and keep interest rates down, would have its day of inflationary reckoning.

But the believers would have none of it. Conditions don’t go from bad to good in one step, they said. The news has to get less bad first. The richest harvest must start with a few green shoots in an empty field. We heard about “green shoots” all spring.

However described, the news on which markets advanced was on balance improving, albeit weakly and erratically.

In housing, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities sank a record 19% year-over-year in January. But from there the declines moderated to 11.3% in the most recent report. The housing market became heavily influenced by an $8,000 government tax credit to first-time home buyers. But it would expire on November 30, 2009*, and while existing home sales were still surging as our fiscal year ended, new homes sales fell after three months of gain.

After a decline in first quarter gross domestic product (“GDP”) of 5.5% annualized, the contraction for the second quarter was just 0.7% annualized and after four straight falls, the first estimate of third quarter GDP growth was 3.5%.

A “Cash-for-Clunkers” program under which the U.S. government offered to subsidize the trade in of old vehicles for newer, more efficient models was vigorously taken up. Retail sales and industrial production were boosted. Auto companies re-opened production lines.

But so much of the outlook depended on jobs. The September employment report showed payroll cuts at little more than one third of the January level. But cuts spiked up again in the October report and the unemployment rate rose to a 26-year high 9.8% as of September 30, 2009. The average work week matched the lowest since records began in 1964. Wage growth remained insipid. Increasingly commentators asked what kind of real recovery could take place under these conditions and as the various government support programs expired.

In fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.61% for the second half of the fiscal year and 13.62% for the entire fiscal year. But within this figure the Barclays Capital U.S. Treasury Index(4) only gained 0.81% in the second half of the fiscal year and 6.33% for the entire fiscal year, as greater risk appetite was reinforced by concerns about massive government borrowing. Corporate investment grade bonds performed much better and high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(5), did best of all: up 27.72% in the second half of the fiscal year and 48.66% for the entire fiscal year.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(6) including dividends, returned 20.0% in the second half of the fiscal year and 9.8% for the entire fiscal year, led by financials and technology. Profits for S&P 500® companies suffered their eighth straight quarter of decline in the second quarter and by the end of September the price to earnings (“P/E”) ratio of the S&P 500® Index, based on operating earnings in the trailing four quarters, was the highest since the first half of 2002. Volatility picked up in October and when on October 30th it was announced that consumer spending had fallen with incomes flat, the market dropped more than 2%, leading to a monthly fall for the first month in eight.

In international markets, referring to MSCI indices in local currencies with net reinvested dividends, the

2

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2009

MSCI Japan® Index(7) rose 7.2% in the second half of the fiscal year and 4.7% for the entire fiscal year, but weakened in the last two months. A rise in GDP of 2.3% annualized was due to net exports and government stimulus. Domestic demand was still in the doldrums and deflation had again taken hold at record levels. The MSCI Europe ex UK® Index(8) advanced 19.2% in the second half of the fiscal year and 11.8% for the entire fiscal year. After a drop in GDP of 2.5% in the first quarter, second quarter GDP barely fell and actually rose in France and Germany. Prices continued to fall slightly, and unemployment edged up to 9.6%. Banks were still not lending however: M3** growth reached a record low in September. Yet confidence measures, from investor to business to consumer, continued to advance. The MSCI UK® Index(9) rose 21.3% in the second half of the fiscal year and 20.9% for the entire fiscal year. GDP fell for the sixth consecutive quarter and stood 5.9% below the level one year earlier. Yet house prices were by all accounts edging back up again. Purchasing managers’ indices were in or near expansion territory. And in September, consumer confidence rose by the most since 1995.

* On November 5, 2009, Congress approved extending the deadline to April 30, 2010.

** M3 refers to the broadest measure of the available money supply.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(6)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(8)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(9)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING ALTERNATIVE BETA FUND	PORTFOLIO MANAGERS’ REPORT

ING Alternative Beta Fund (the “Fund”) seeks to deliver investment results that approximate the return and risk characteristics of the beta(1) component of the universe of hedge funds as a broad asset class represented by the HFRI Fund Weighted Composite Index (“HFRI Index”). The Fund is managed by Frank van Etten, Bas Peeters and Willem van Dommelen, Portfolio Managers, of ING Investment Management Advisors, B.V. (“IIMA”) — the Sub-Adviser.

Performance: Since its inception on December 15, 2008 through October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.29%, including a return of capital of $0.04 per share, compared to the Dow Jones Moderate Index — Global Series(2), the HFRX Global Hedge Fund Index (“HFRX Index”)(3) and the HFRI Index(4) which returned 18.63%, 10.93% and 16.76%, respectively, for the period of January 1, 2009 through October 31, 2009.

Portfolio Specifics: The Fund uses a quantitative returns regression methodology to identify the weighting of the Fund’s investment in market return factors. The regression model determines allocations to the market factors and strives to identify the relevant exposures and sensitivities that hedge funds have to traditional betas. The Fund has a flexible risk budget, which allows it to take short exposures and exposures to less traditional asset classes such as volatility and commodity indices. The selection of the factors is based on liquidity, transparency and low implementation cost.

During the period, the Fund held positions that provided exposure to seven financial factors that track liquid market indices. The Fund adjusted its allocation to such factors on a monthly basis. Since inception, the factors included were U.S.

large cap equity, U.S. small cap equity, non-U.S. equity, emerging market equity, commodities (implemented through an equity proxy), currencies and volatility.(5)

During the reporting period, the Fund had a long exposure to non-U.S. equity, emerging market equity, currencies (U.S. dollar vs. a basket of currencies) and commodities. The Fund took short exposure to volatility (“VIX”), U.S. large-cap and U.S. small-cap equity. The overall allocation to cash was substantial, which caused the Fund to have a defensive risk profile during the period and detracted significantly from relative results.

The Fund generated a positive return, which we attribute mainly to the long allocation to emerging markets, international equity (“EAFE”) and commodities. The long exposure to the U.S. dollar versus a basket of foreign currencies, as well as the short exposure to S&P 500 index, had a negative effect on the Fund’s return.

Current Strategy and Outlook: The Fund strategy seeks to deliver investment performance in diverse market environments. Over time, hedge fund indices may change in composition. The Fund aims to capture the effects of such changes and to deliver replicated returns.

(1)

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta can be thought of as the tendency of a security’s returns to respond to swings in the market. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market. For example, if a stock’s beta is 1.2 it’s theoretically 20% more volatile than the market, offering the possibility of a higher rate of return but also posing more risk.

(2)

The Dow Jones Moderate Index — Global Series is an unmanaged index that represents a multi-asset portfolio consisting of three Composite Major Asset Classes (“CMACs”): global equities, bonds, and cash. Each CMAC represents a basket of Dow Jones portfolio indexes. For the Dow Jones Moderate Index — Global Series, the CMACs are allocated in proportions, allowing the portfolio to maintain the overall risk level equal to 60% of the downside risk of the equity CMAC. The Dow Jones Global Moderate Index is rebalanced on a monthly basis.

(3)

The HFRX Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event drive, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.

(4)

The HFRI Index is a global, equal-weighted index of over 2,000 single manager funds that report to HFR Database. Constituent funds report monthly, net of all fees, performance in US Dollar and have a minimum of $50 million under management or a twelve (12) month track record of active performance. The HFRI Index does not include Funds of Hedge Funds.

(5)

Other categories that can be considered for inclusion in the model are: interest rates, credit, call overwriting and others. The derivative and financial instruments in which the Fund may invest include, among others, futures contracts, exchange-traded funds, swaps contracts, structured notes and forward contracts.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING ALTERNATIVE BETA FUND

Cumulative Total Returns for the Period Ended October 31, 2009
	Since Inception of Class A, B, C, I and W December 15, 2008
Including Sales Charge:
Class A(1)	3.01%
Class B(2)	3.56%
Class C(3)	7.56%
Class I	9.60%
Class W	9.50%
Excluding Sales Charge:
Class A	9.29%
Class B	8.56%
Class C	8.56%
Class I	9.60%
Class W	9.50%
Dow Jones Moderate Index — Global Series(4)	18.63	%(7)
HFRX Index(5)	10.93	%(7)
HFRI Index(6)	16.76	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Alternative Beta Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.
(4)

The Dow Jones Moderate Index — Global Series is an unmanaged index that represents a multi-asset portfolio consisting of three Composite Major Asset Classes (“CMACs”): global equities, bonds, and cash. Each CMAC represents a basket of Dow Jones portfolio indexes. For the Dow Jones Moderate Index — Global Series, the CMACs are allocated in proportions, allowing the portfolio to maintain the overall risk level equal to 60% of the downside risk of the equity CMAC. The Dow Jones Global Moderate Index is rebalanced on a monthly basis.

(5)

The HFRX Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event drive, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.

(6)

The HFRI Index is a global, equal-weighted index of over 2,000 single manager funds that report to HFR Database. Constituent funds report monthly, net of all fees, performance in US Dollar and have a minimum of $50 million under management or a twelve (12) month track record of active performance. The HFRI Index does not include Funds of Hedge Funds.

(7)	Since inception performance for the indices is shown from January 1, 2009.

5

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2009*	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2009*
ING Alternative Beta Fund
Class A	$1,000.00	$1,064.70	1.40%	$7.29	$1,000.00	$1,018.15	1.40%	$7.12
Class B	1,000.00	1,061.00	2.15	11.17	1,000.00	1,014.37	2.15	10.92
Class C	1,000.00	1,061.00	2.15	11.17	1,000.00	1,014.37	2.15	10.92
Class I	1,000.00	1,066.60	1.15	5.99	1,000.00	1,019.41	1.15	5.85
Class W	1,000.00	1,065.60	1.15	5.99	1,000.00	1,019.41	1.15	5.85

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Alternative Beta Fund, a series of ING Series Fund, Inc., as of October 31, 2009, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 15, 2008 (commencement of operations) to October 31, 2009. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Alternative Beta Fund as of October 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2009

7

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009

ASSETS:
Investments in securities at value*	$10,060,831
Short-term investments in affiliates**	11,994,720
Cash collateral for futures	501,300
Receivables:
Fund shares sold	817,387
Dividends and interest	1,031
Futures variation margin	73,490
Prepaid expenses	18,752
Reimbursement due from manager	23,908

Total assets	23,491,419

LIABILITIES:
Payable for fund shares redeemed	65,425
Payable to affiliates	18,715
Payable for director fees	802
Other accrued expenses and liabilities	39,302

Total liabilities	124,244

NET ASSETS	$23,367,175

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$22,363,360
Undistributed net investment income	—
Accumulated net realized loss on investments and futures	(676,582)
Net unrealized appreciation on investments and futures	1,680,397

NET ASSETS	$23,367,175

* Cost of investments in securities	$8,390,693
** Cost of short-term investments in affiliate	$11,994,720

See Accompanying Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009 (CONTINUED)

Class A:
Net assets	$15,753,994
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,450,293
Net asset value and redemption price per share	$10.86
Maximum offering price per share (5.75%)(1)	$11.52
Class B:
Net assets	$110,015
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	10,193
Net asset value and redemption price per share(2)	$10.79
Maximum offering price per share	$10.79
Class C:
Net assets	$1,061,998
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	98,390
Net asset value and redemption price per share(2)	$10.79
Maximum offering price per share	$10.79
Class I:
Net assets	$1,565,954
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	143,859
Net asset value and redemption price per share	$10.89
Maximum offering price per share	$10.89
Class W:
Net assets	$4,875,214
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	447,953
Net asset value and redemption price per share	$10.88
Maximum offering price per share	$10.88

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

9

STATEMENT OF OPERATIONS

December 15, 2008(1) to October 31, 2009
INVESTMENT INCOME:
Dividends(2)	$163,855
Interest	29

Total investment income	163,884

EXPENSES:
Investment management fees	83,587
Distribution and service fees:
Class A	24,252
Class B	320
Class C	1,465
Transfer agent fees	3,661
Administrative service fees	11,145
Shareholder reporting expense	17,959
Registration fees	9,964
Professional fees	31,403
Custody and accounting expense	5,606
Directors fees	1,320
Offering expense	109,590
Miscellaneous expense	8,354

Total expenses	308,626
Net waived and reimbursed fees	(154,423)

Net expenses	154,203

Net investment income	9,681

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
Investments	238,826
Futures	(909,366)

Net realized loss on investments and futures	(670,540)

Net change in unrealized appreciation or depreciation on:
Investments	1,670,138
Futures	10,259

Net change in unrealized appreciation or depreciation on investments and futures	1,680,397

Net realized and unrealized gain on investments and futures	1,009,857

Increase in net assets resulting from operations	$1,019,538

(1) Commencement of operations
(2) Dividends from affiliate	$14,871

See Accompanying Notes to Financial Statements

10

STATEMENT OF CHANGES IN NET ASSETS

December 15, 2008(1) to October 31, 2009
FROM OPERATIONS:
Net investment income	$9,681
Net realized loss on investments and futures	(670,540)
Net change in unrealized appreciation or depreciation on investments and futures	1,680,397

Increase in net assets resulting from operations	1,019,538

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(23,534)
Class B	(6)
Class C	(6)
Class I	(8)
Class W	(8)
Return of capital:
Class A	(40,337)
Class B	(12)
Class C	(12)
Class I	(12)
Class W	(12)

Total distributions	(63,947)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	22,862,792
Reinvestment of distributions	71

22,862,863
Cost of shares redeemed	(451,279)

Net increase in net assets resulting from capital share transactions	22,411,584

Net increase in net assets	23,367,175

NET ASSETS:
Beginning of period	—

End of period	$23,367,175

Undistributed net investment income at end of period	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
12-15-08(4) - 10-31-09	10.00	0.02		0.90	0.92	0.02	—	0.04	0.06	10.86	9.29	2.78	1.40	1.40	0.18	15,754	75
Class B
12-15-08(4) - 10-31-09	10.00	(0.13	)•	0.98	0.85	0.02	—	0.04	0.06	10.79	8.56	3.53	2.15	2.15	(1.43)	110	75
Class C
12-15-08(4) - 10-31-09	10.00	(0.19	)•	1.04	0.85	0.02	—	0.04	0.06	10.79	8.56	3.53	2.15	2.15	(1.98)	1,062	75
Class I
12-15-08(4) - 10-31-09	10.00	0.01	•	0.94	0.95	0.02	—	0.04	0.06	10.89	9.60	2.53	1.15	1.15	0.09	1,566	75
Class W
12-15-08(4) - 10-31-09	10.00	(0.10	)•	1.04	0.94	0.02	—	0.04	0.06	10.88	9.50	2.53	1.15	1.15	(1.07)	4,875	75

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excludes the deductions of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. There are fifteen separate active investment series, which comprise the Company. This report is for ING Alternative Beta Fund (”Alternative Beta” or the “Fund”) which is a non-diversified series of the Company.

The investment objective of the Fund is discussed in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund’s portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Fund (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to the Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to the Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”).

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines

13

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates market value.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the period ended October 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurement entitled Determining Fair

14

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three rollforward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Fund and the results of its operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued new disclosure requirements related to derivatives entitled “Disclosure about Derivative Instruments and Hedging Activities.” Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. Enhanced disclosures regarding credit-risk related contingent features of derivative instruments is also required. All changes to disclosures have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C.	Risk Exposures and the use of Derivative Instruments. The Fund pursues its investment objectives by purchasing derivative instruments, including, but not limited to, futures. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund invests in derivative instruments to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities markets. The value of commodity linked derivative instruments, including commodity structured notes, may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Short Exposures Risk. The Fund may take short exposure on market indices by investing in an instrument or derivative that rise in value with a fall in the related index. If the price of the index rises while the Fund has a short exposure to it, the Fund may have to cover its short exposure at a loss.

15

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

D.	Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended October 31, 2009, the Fund has both purchased and sold futures contracts on various equity indexes to manage its exposure to equity risk. The Fund has also purchased and sold futures contracts on foreign exchange contracts to manage its exposure to foreign exchange rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

For the period ended October 31, 2009, the total amount of all open futures contracts as presented following the Portfolio of Investments represents an increase during the period for this type of derivative instrument.

E.	Distributions to Shareholders. The Fund records distributions to its shareholders on ex-dividend date. The Fund pays dividends and capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.

Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax

16

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making the determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Fund are expensed as incurred. Costs incurred with the offering of shares of the Fund are deferred and amortized over a period of twelve months.

I.	Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended October 31, 2009, the cost of purchases and proceeds from the sales of securities, excluding U.S. government and short-term securities, were $13,159,745 and $5,001,837, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee of 0.75%, based on the average daily net assets of the Fund.

ING Investment Management Advisors, B.V. (“IIMA”), a Netherlands corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with IIMA. IIMA manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For the period ended October 31, 2009, the Investment Adviser waived $3,950 of such management fees. These fees are not subject to recoupment.

ING Funds Services, LLC (“IFS”) acts as an administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Funds Distributor, LLC (“IFD” or “Distributor”) is the principal underwriter for the Fund. The Distributor, IFS, ING Investments and IIMA are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. ING Group expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep has represented that it will explore all options, including

17

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2009 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

initial public offerings, sales or combinations thereof. ING Groep has also announced its intention to repurchase EUR 5 billion of Core Tier 1 securities in the fourth quarter of 2009, financed by a EUR 7.5 billion underwritten rights issue.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C
0.25%	1.00%	1.00%

For the period ended October 31, 2009, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$6,157	N/A
Contingent Deferred Sales Charges	$—	$80

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At October 31, 2009, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$12,873	$1,808	$4,034	$18,715

At October 31, 2009, the following ING Fund and indirect wholly-owned subsidiary of ING Groep, owned more than 5% of the Fund:

ING Global Target Payment Fund (6.88%); and ReliaStar Life Insurance Company (47.84%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (“Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSE AND LIABILITIES

At October 31, 2009, the Fund had the following payable included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Expense	Amount
Offering	$16,666

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Class A	Class B	Class C	Class I	Class W
1.40%	2.15%	2.15%	1.15%	1.15%

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for the Fund.

As of October 31, 2009, the amounts of waived and reimbursed fees that are subject to possible

18

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2009 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

recoupment by the Investment Adviser, and the related expiration dates are as follows:

October 31,
2010	2011	2012	Total
$—	$—	$150,473	$150,473

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 90 days prior the end of the then current term.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
12-15-08(1) - 10-31-09	1,475,865	7	(25,579)	1,450,293	15,175,186	71	(280,944)	14,894,313
Class B
12-15-08(1) - 10-31-09	10,404	—	(211)	10,193	109,737	—	(2,201)	107,536
Class C
12-15-08(1) - 10-31-09	101,482	—	(3,092)	98,390	1,098,099	—	(33,665)	1,064,434
Class I
12-15-08(1) - 10-31-09	149,687	—	(5,828)	143,859	1,509,221	—	(60,023)	1,449,198
Class W
12-15-08(1) - 10-31-09	454,742	—	(6,789)	447,953	4,970,549	—	(74,446)	4,896,103

(1)	Commencement of operations.

NOTE 10 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and their corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Proprietary Hedge Fund Beta Strategy. Because the Fund seeks to deliver returns that approximate the beta component of the broad universe of hedge fund returns, the Fund’s performance may be lower than the returns of the broader stock market. The ability of the Fund to match the performance of the beta component of hedge fund returns will be adversely affected by the costs of buying and selling investments as well as other expenses. The proprietary model used by IIMA to identify the beta component of the returns of the HFRI Index is based on IIMA’s understanding of the interplay of certain market indices and does not assure successful achievement of the Fund’s investment objective. To the extent that the data and analysis used in the model is not predictive of future events, the return of the Fund

19

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2009 (CONTINUED)

NOTE 10 — CONCENTRATION OF RISKS (continued)

may deviate from the returns of the beta component of hedge fund returns. The market indices identified by IIMA may not be successful in identifying the beta component of the return of the HFRI Index and there can be no assurance that the Fund will track hedge fund beta return.

Non-Diversified. The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2009:

Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/ (Losses)
$(7,839)	$13,881	$(6,042)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders for the period ended October 31, 2009 was as follows:

Ordinary Income	Return of Capital
$23,562	$40,385

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2009 were:

Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Date
$1,597,649	$(593,834)	2017

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that will be subject to examination by these jurisdictions is the Fund’s initial tax year, 2008.

As of October 31, 2009, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — SUBSEQUENT EVENTS

The Fund has evaluated events occurring after the balance sheet date (subsequent events) through December 22, 2009, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Effective January 4, 2010, Class B shares of the Fund will be closed to new investment, provided that: (1) Class B shares of the Fund may be purchased through the reinvestment of dividends issued by Class B Shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex.

20

ING ALTERNATIVE BETA FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2009

Shares		Value

EXCHANGE-TRADED FUNDS: 43.1%
93,854	iShares MSCI EAFE Index Fund	$5,002,419
106,320	iShares MSCI Emerging Markets Index Fund	3,993,379
30,622	iShares S&P Global Energy Sector Index Fund	1,065,033

	Total Exchange-Traded Funds (Cost $8,390,693)	10,060,831

SHORT-TERM INVESTMENTS: 51.3%
Affiliated Mutual Fund: 51.3%
11,994,720	ING Institutional Prime Money Market Fund - Class I		11,994,720

	Total Short-Term Investments (Cost $11,994,720)		11,994,720

	Total Investments in Securities (Cost $20,385,413)*	94.4%	$22,055,551
	Other Assets and Liabilities - Net	5.6	1,311,624

	Net Assets	100.0%	$23,367,175

*	Cost for federal income tax purposes is $20,457,902.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,597,649
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$1,597,649

Fair Value Measurements+

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2009
Asset Table
Investments, at value
Exchange-Traded Funds	$10,060,831	$—	$—	$10,060,831
Short-Term Investments	11,994,720	—	—	11,994,720

Total Investments, at value	$22,055,551	$—	$—	$22,055,551

Other Financial Instruments++:
Futures	125,571	—	—	125,571

Total Assets	$22,181,122	$—	$—	$22,181,122

Liabilities Table
Other Financial Instruments++:
Futures	(115,312)	—	—	(115,312)

Total Liabilities	$(115,312)	$—	$—	$(115,312)

+	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
++	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

See Accompanying Notes to Financial Statements

21

ING ALTERNATIVE BETA FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2009 (CONTINUED)

ING Alternative Beta Fund Open Futures Contracts on October 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Dollar Index	81	12/14/09	$(58,356)

			$(58,356)

Short Contracts
CBOE Volatility Index (VIX)	20	11/17/09	$(56,956)
Russell 2000 Mini	33	12/18/09	92,074
S&P 500 E-Mini	34	12/18/09	33,497

			$68,615

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Futures variation margin receivable*	$40,280
Foreign exchange contracts	Futures variation margin receivable*	33,210

Total Asset Derivatives		$73,490

*	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income Futures
Equity contracts	$(545,486)
Foreign exchange contracts	(363,880)

Total	$(909,366)

Derivatives not accounted for as hedging instruments under FASB ASC 815	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income Futures
Equity contracts	$ 68,615
Foreign exchange contracts	(58,356)

Total	$ 10,259

See Accompanying Notes to Financial Statements

22

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended October 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING Alternative Beta Fund
Class A	NII	$0.0235
Class B	NII	$0.0207
Class C	NII	$0.0207
Class I	NII	$0.0245
Class W	NII	$0.0245
All Classes	ROC	$0.0403

NII - Net investment income

ROC - Return of capital

Of the ordinary distributions made during the period ended October 31, 2009, 15.08% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

For the period ended October 31, 2009, 100% of net investment income dividends paid by the Fund is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

23

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company, and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Complex(2) Overseen by Director	Other Directorships Held by Director
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	42	Academy of Economics and Finance (February 2002 - Present).
Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 74	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	42	None.
Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	June 1991 - Present	President, Retirement Options, LLC (August 2009 - Present). Formerly President, Thompson Enterprises (September 2004 - September 2005).	42	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); Mass Mutual Premier Funds (December 2004 - Present); and MML Series Investment Funds II (December 2005 - Present).
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	42	None.
Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation (April 1973 - March 2008)	42	None.
Martin Gavin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director	January 2009 - Present	President, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006).	42	None.
Directors who are “Interested Persons”
Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)	181	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC,(7) ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)	Directors/Trustees serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(6)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

24

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

Shaun P. Mathews(2) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(3) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(3) and ING Funds Services, LLC(4) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(3) and Directed Services LLC(5) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(3) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(3) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	Executive Vice President March 2006 - Present Chief Compliance Officer November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(3) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(4) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(4) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(3) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(4) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(4) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(4) (November 1995 - Present) and ING Investments, LLC(3) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	March 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(6) (August 1995 - Present); Vice President, ING Investments, LLC(3) and ING Funds Services, LLC(4) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(3) (October 2004 - Present).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(4) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

25

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(4) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(4) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC(4) (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC(4) (March 2005 - March 2008) and Tax Senior, ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(3)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(4)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(5)	Directed Services, LLC is the successor in interest to Directed Services, Inc.
(6)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

26

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global Fixed-Income Funds

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see SEC filings for more information on the funds participation in the U.S. Treasury Departments Temporary Guarantee Program for money market funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-ALTBETA	(1009-122209)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $38,000 for year ended October 31, 2009 and $35,302 for year ended October 31, 2008.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $4,300 for the year ended October 31, 2009 and $2,150 for the year ended October 31, 2008.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $4,045 in the year ended October 31, 2009 and $14,558 in the year ended October 31, 2008.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the year ended October 31, 2009 and $5,000 in the year ended October 31 2008.

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.          Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.         Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.        Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

3

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.         Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.      Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII.     Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: December 10, 2008

5

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	✓	Not to exceed $8,000 during the Pre-Approval Period

(1)   For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

7

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

Tax training courses		✓	Not to exceed $2,000 per course during the Pre- Approval Period

(2)   For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	✓		Not to exceed $50,000 during the Pre- Approval Period

9

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	✓	✓	Not to exceed $5,000 per Fund during the Pre- Approval Period

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Appendix E

Prohibited Non-Audit Services

Dated:             2009

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

12

(e) (2)       Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,042,810 for year ended October 31, 2009 and $2,168,685 for year ended October 31, 2008.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

13

Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

14

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 6, 2010

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 6, 2010

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